Number

Shares

ALTO GROUP HOLDINGS INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA 100,000,000 SHARES COMMON STOCK AUTHORIZED, $0.00001 PAR VALUE

CUSIP _______
SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE
SHARES OF COMMON STOCK OF

ALTO GROUP HOLDINGS INC.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers

PRESIDENT [SEAL] SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common	UNIF GIFT MIN ACT ____________ (Cust)	Custodian ____________ (Minor)
TEN ENT	as tenants by the entireties		
JT TEN	as joint tenants with the right of survivorship and not as tenants in common	Act ______________________________ (State)	

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________________ *hereby sell, assign and transfer unto*
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____

____ *shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

____, *Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

Dated ______________________

X ____
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY